MFS(R) /Sun Life Series Trust

                             Strategic Value Series

                      Supplement to the Current Prospectus:


Effective November 28, 2007, the sub-section entitled "Portfolio Manager(s)" under the main heading "IV - Management of the Fund" is hereby restated as follows, with respect to the Strategic Value Series only:

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI. The portfolio manager is primarily responsible for the day-to-day management of the fund.

Portfolio Manager               Primary Role             Since          Title and Five Year History

Gregory W. Locraft, Jr.         Portfolio Manager        November 2007  Investment Officer of MFS, employed in the investment management area of MFS since 1998.

              The date of this Supplement is November 30, 2007.